Supplement dated June 16, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2014 as amended and restated June 3, 2014

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LARGECAP VALUE FUND I
Delete all references in the Statement of Additional Information to the LargeCap Value Fund I.
Delete all references in Investment Advisory and Other Services to Herndon Capital Management, LLC and Thompson, Siegel & Walmsley LLC, and delete the Proxy Voting Policies of each from Appendix B.

PORTFOLIO MANAGER DISCLOSURE
After Sub-Advisor: Edge Asset Management, Inc., effective June 30, 2014, delete all references to Sarah Radecki.